Exhibit 32.2
CERTIFICATION
     I, Robert J. Bertolini, Executive Vice President and Chief Financial Officer of Schering-Plough Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) the Quarterly Report on Form 10-Q for the period ended September 30, 2006 (the “Report”) which this statement accompanies fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and
     (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Schering-Plough Corporation.

/s/ Robert J. Bertolini
Robert J. Bertolini Executive Vice President and Chief Financial Officer
Dated:  October 27, 2006